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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 29, 2000
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                Date of Report (Date of earliest event reported)

                              COSTILLA ENERGY, INC.
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            (Exact name of registrant as specified in its character)

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
       Delaware                            0-21411                                  75-2658940
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(State or other jurisdiction)        (Commission File Number)     (IRS Employer Identification No.)
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                          400 West Illinois, Suite 1000
                              Midland, Texas 79701
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                    (Address of principal executive offices)

                                 (915) 683-3902
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

         On February 29, 2000, Costilla Energy, Inc. (the "Company") filed a Disclosure Statement in its bankruptcy proceeding styled In re: Costilla Energy, Inc., Case No. 99-70653 in the United States Bankruptcy Court for the Western District of Texas, Midland Division. The Disclosure Statement, which is subject to the approval of the Bankruptcy Court, describes the Company's plan of reorganization and contains certain information about the Company's business operations and oil and gas properties, including unaudited financial data for the year ended December 31, 1999 and reserve estimates as of January 1, 2000. A copy of the Company's Monthly Operating Report, which was previously filed with the Bankruptcy Court and includes unaudited financial data for the period September 3, 1999 through December 31, 1999, is attached hereto as Exhibit 99.1.

         The Company issued a press release regarding the foregoing on March 2, 2000, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99.1   Monthly Operating Report for period ended December 31, 1999

              99.2   Press Release issued March 2, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COSTILLA ENERGY, INC.


Dated: March 2, 2000                By: /s/ BOBBY W. PAGE
                                        ----------------------------------------
                                        Bobby W. Page, Senior Vice President and
                                        Chief Financial Officer



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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER    DESCRIPTION
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
99.1     Monthly Operating Report for period ended December 31, 1999

99.2     Press Release issued March 2, 2000

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